Exhibit 99.1

For immediate release

Armco Metals Holdings, Inc. Receives Notice of Non-Compliance

with NYSE MKT Continued Listing Requirements

April 11, 2016 – San Mateo, CA. – Armco Metals Holdings, Inc. (NYSE MKT: AMCO) (the “Company” or "Armco") received a notice on April 8, 2016 from NYSE Regulation indicating that the Company is below certain listing standards, as set forth in Sections 134 and 1101 of the NYSE MKT Company Guide, due to the delay in filing of its Annual Report on Form 10-K for the year ended December 31, 2015 (the "Form 10-K"). Under the NYSE MKT guidelines, until Armco files its Form 10-K, its common stock will remain listed on the NYSE MKT under the symbol AMCO, but will be assigned an ".LF" indicator to indicate late filing status. Five business days following the receipt of this noncompliance notice, Armco will be added to the list of NYSE MKT noncompliant issuers on the website and the indicator will be disseminated with the Company's ticker symbol. The indicator will be removed once the Company has regained compliance with all applicable listing standards.

In order to maintain its listing, Armco must submit a plan of compliance by May 9, 2016 addressing its actions on how it intends to regain compliance with Sections 134 and 1101 of the NYSE MKT Company Guide by October 8, 2016. If the plan is not accepted, or if it is accepted but the Company is not in compliance with the continued listing standards by October 8, 2016, or if the Company does not make progress consistent with its plan, the NYSE MKT will initiate delisting procedures as appropriate. The Company intends to submit a compliance plan on or before the deadline set by the NYSE MKT.

ABOUT ARMCO METALS HOLDINGS, INC.

Armco Metals Holdings, Inc. is engaged in the sale and distribution of metal ore and non-ferrous metals, wood, and barley throughout China and is in the recycling business in China. Armco Metals' customers include some of the fastest growing steel producing mills and foundries throughout China. Raw materials are acquired from a global group of suppliers located in various countries, including, but not limited to, Brazil, India, Indonesia, Ukraine and the United States. Armco Metals' product lines include ferrous and non-ferrous ore, iron ore, chrome ore, nickel ore, magnesium, copper ore, manganese ore, steel billet, recycled scrap metals, raw wood and barley. For more information about Armco Metals, please visit www.armcometals.com.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are forward-looking and involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. We caution that investors should not place undue reliance on any forward-looking statements herein. Further, any forward-looking statement speaks only as of the date on which such statement is made. We qualify all of our forward-looking statements in this press release by these cautionary statements including those made in Part I. Item 1A. Risk Factors appearing in our Annual Report on Form 10-K for the year ended December 31, 2014 and our other filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

For more information, please contact:

Armco Metals Holdings, Inc.
US Investor Relations Contact
Christina Xiong
Office: 650.212.7620
Email: ir@armcometals.com
Website: www.armcometals.com

China
Ripple Zhang
Office: 86-21-62375286
Email: ripple.zhang@armcometals.com
Website: www.armcometals.com